UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016
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Bristow Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2103 City West Blvd., 4th Floor Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

Registrant's telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: NONE
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously reported, on March 26, 2013, Bristow Helicopters Limited (“Bristow Helicopters”), an indirect consolidated affiliate of Bristow Group Inc. (the “Company”), entered into an agreement (the “Agreement”) with the United Kingdom Department for Transport for the provision of search and rescue helicopters services in the United Kingdom. The Agreement provides for a framework within which Bristow Helicopters is to conduct search and rescue helicopter operations around the United Kingdom utilizing 11 Sikorsky S-92 helicopters and 11 Leonardo AW189 helicopters.

On Wednesday, June 29, 2016, the European Aviation Safety Agency (EASA) issued a Major Change Approval to Leonardo S.p.A. (also known as Leonardo - Finmeccanica S.p.A. and AgustaWestland) (“Leonardo”) certifying that the type design change for the AW189 Full Icing Protection System (FIPS) in accordance with NDC189G3000-002 meets the applicable Type Certification Basis and environmental protection requirements when operated within the conditions and limitations set forth in such Major Change Approval.

As a result of the issuance of the Major Change Approval by EASA, the Company expects that Bristow Helicopters will be able to deliver the contracted solution of 11 Sikorsky S-92 helicopters and 11 Leonardo AW189 helicopters under the Agreement following a transition period and subject to standard delivery and acceptance inspections confirming the compliance of the Leonardo AW189 helicopters with the terms and conditions of the Agreement.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Our forward-looking statements reflect our views and assumptions on the date of this current report regarding future events. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include statements discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year-ended March 31, 2016. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: July 1, 2016	By:	/s/ E. Chipman Earle
E. Chipman Earle
Senior Vice President, Chief Legal Officer and Corporate Secretary